Campuslive Incorporated
                       [A Development Stage Company]

                            FINANCIAL STATEMENTS

                             December 31, 2002

                    [WITH INDEPENDENT AUDITORS' REPORT]









                          Campuslive Incorporated
                       [A Development Stage Company]

                             Table of Contents
                                                                      Page
                                                                     ------

Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . .  1

Balance Sheet - December 31, 2002. . . . . . . . . . . . . . . . . . .  2

Statements of Stockholders' Equity/(Deficit) for the period
from Inception [May 1, 2001] through December 31, 2002 . . . . . . . .  3

Statements of Operations for the periods ended December
31, 2002 and 2001, and for the period from Inception
[May 1, 2001] through December 31, 2002. . . . . . . . . . . . . . . .  4

Statements of Cash Flows for the periods ended December
31, 2002 and 2001 and for the period from Inception
[May 1, 2001] through December 31, 2002. . . . . . . . . . . . . . . .  5

Notes to Financial Statements. . . . . . . . . . . . . . . . . . .  6 - 8

























                        INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholders
Campuslive Incorporated
Salt Lake City, Utah

We have audited the accompanying balance sheet of Campuslive Incorporated [a development stage company] as of December 31, 2002, and the related statements of stockholders' equity/(deficit), operations, and cash flows for the periods ended December 31, 2002 and 2001, and for the period from inception [May 1, 2001] through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Campuslive Incorporated as of December 31, 2002, and the results of operations and cash flows for the periods ended December 31, 2002 and 2001, and for the period from inception [May 1, 2001] through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Campuslive Incorporated will continue as a going concern. As discussed in Note D to the financial statements, the Company has accumulated losses and has not had significant operations since inception. These issues raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note D. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.


                                   /S/ Mantyla McReynolds

October 15, 2003
Salt Lake City, Utah


                          Campuslive Incorporated
                       [A Development Stage Company]
                               Balance Sheet
                             December 31, 2002

ASSETS

Current Assets:
  Cash                                                         $         0
                                                                -----------
     Total Current Assets                                                0

Property & Equipment - Note F                                       19,500
Less: Accumulated Depreciation                                      (5,850)
                                                                -----------
                                                                    13,650

Intangible assets, net -Note F                                     125,000

TOTAL ASSETS                                                   $   138,650
                                                                ===========

LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)

Current Liabilities:
  Payable to related parties - Note E                          $   175,000
                                                                -----------
     Total Current Liabilities                                     175,000
                                                                -----------
     Total Liabilities                                             175,000

Stockholders' Equity/(Deficit) - Notes B & E
  Common stock, $.001 par value;
   authorized 20,000,000 shares; issued
   and outstanding 2,680,500                                         2,681
  Additional paid-in capital                                       222,319
  Deficit accumulated during development stage                    (261,350)
                                                                -----------
Total Stockholders' Equity/(Deficit)                               (36,350)
                                                                -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)           $   138,650
                                                                ===========

               See accompanying notes to financial statements

                          Campuslive Incorporated
                       [A Development Stage Company]
                Statements of Stockholders' Equity/(Deficit)
   For the period from Inception [May 1, 2001] through December 31, 2002

                                                               Deficit
                                                            Accumulated      Total
                                                               During   Stockholders'
                          Number of     Common   Paid-in    Development     Equity/
                           Shares       Stock    Capital       Stage      (Deficit)
                       -------------------------------------------------------------
Balance, May 1, 2001             0  $       0  $       0  $          0  $          0

Issued stock for assets
and expenses, at  $.02
per share                2,500,000      2,500     42,000        44,500

Issued stock for cash
in private placement
at $1 per share            120,000        120    119,880       120,000

Net loss for period
ending 12/31/2001                                              (43,617)      (43,617)
                       -------------------------------------------------------------
Balance,
December 31, 2001        2,620,000      2,620    161,880       (43,617)      120,883

Issued shares for cash
in private placement at
$1 per share                60,500         61     60,439        60,500

Net loss for year ended
12/31/2002                                                    (217,733)     (217,733)
                       -------------------------------------------------------------
Balance,
December 31, 2002        2,680,500  $   2,681  $ 222,319  $   (261,350) $    (36,350)
                       =============================================================



















               See accompanying notes to financial statements

                          Campuslive Incorporated
                       [A Development Stage Company]
                          Statements of Operations
              For the periods ended December 31, 2002 and 2001
 and for the Period from Inception [May 1, 2001] through December 31, 2002

                                                                              From
                                                                           Inception
                                                                            [5/1/01]
                                                                             through
                                                     2002        2001       12/31/02
                                                 ----------- -----------  -----------
Revenues                                         $        0  $        0   $        0

General and Administrative Expenses                 217,733      43,617      261,350
                                                 ----------- -----------  -----------
Net Loss from Operations                           (217,733)    (43,617)    (261,350)
                                                 ----------- -----------  -----------
Net Loss Before Income Taxes                       (217,733)    (43,617)    (261,350)

Provision for Income Taxes - Notes A&C                    0           0            0
                                                 ----------- -----------  -----------

Net Loss                                         $ (217,733) $  (43,617)  $ (261,350)
                                                 =========== ===========  ===========

Loss Per Share                                   $    (0.08) $    (0.02)  $    (0.11)
                                                 =========== ===========  ===========
Weighted Average Shares Outstanding               2,670,721   2,050,902    2,422,386
                                                 =========== ===========  ===========






               See accompanying notes to financial statements

                          Campuslive Incorporated
                       [A Development Stage Company]
                          Statements of Cash Flows
               For the years ended December 31, 2002 and 2001
 and for the Period from Inception [May 1, 2001] through December 31, 2002

                                                                             For the
                                                                          period from
                                                                           Inception
                                                                            [5/1/01]
                                                                             through
                                                     2002        2001       12/31/02
                                                 ----------- -----------  -----------
Cash Flows Provided by/
(Used for) Operating Activities
-------------------------------
Net Loss                                        $  (217,733) $  (43,617) $  (261,350)
Adjustments to reconcile net income to net
cash provided by operating activities:
 Depreciation & amortization                         87,233      43,617      130,850
 Increase in income taxes payable                         0           0            0
 Expenses paid on behalf of Company by
  shareholder                                             0           0            0
 Increase in accrued liabilities                          0           0            0
                                                 ----------- -----------  -----------
   Net Cash Provided by/(Used for)
   in Operating  Activities                        (130,500)          0     (130,500)

Cash Flows Used for Investing Activities
----------------------------------------
 Purchased property & equipment                            0          0            0
                                                 ----------- -----------  -----------
   Net Cash Used in Investing Activities                   0          0            0

Cash Flows Provided by Financing Activities
-------------------------------------------
 Decrease in loans from shareholder                 (50,000)          0      (50,000)
 Issued stock for cash                               60,500     120,000      180,500
                                                 ----------- -----------  -----------
   Net Cash Provided by Financing Activities         10,500     120,000      130,500

   Net Increase(decrease) in Cash                  (120,000)    120,000            0

Beginning Cash Balance                              120,000           0            0
                                                 ----------- -----------  -----------
Ending Cash Balance                                       0     120,000            0
                                                 =========== ===========  ===========
Supplemental Disclosure Information:
 Cash paid during the year for interest                   0           0            0
 Cash paid during the year for income taxes               0           0            0
 Acquired intellectual property for debt                  0     250,000      250,000
 Issued stock for debt and property                       0      44,500       44,500


               See accompanying notes to financial statements

                          Campuslive Incorporated
                       [A Development Stage Company]
                       Notes to Financial Statements
                             December 31, 2002

NOTE A    Summary of Significant Accounting Policies
          ------------------------------------------

          Company Background
          ------------------

          The Company incorporated under the laws of the State of Delaware on May 1, 2001. The Company was organized to acquire intellectual property and products developed and marketed to introduce innovative learning technologies, digital CD-ROM yearbooks and recruitment products to students and educational communities throughout America. Campuslive Incorporated, is in the development stage and is commencing its planned principal operations.

          The financial statements of the Company have been prepared in accordance with U. S. generally accepted accounting principles. The following summarizes the more significant of such policies:

          Statement of Cash Flows
          -----------------------

          Cash is comprised of cash on hand or on deposit in banks. The Company has $0 as of December 31, 2002.

          Property & Equipment
          --------------------

          Property and equipment are stated at cost. Depreciation is provided using the straight-line basis over the useful lives of the related assets. Expenditures for maintenance and repairs are charged to expense as incurred.

          Income Taxes
          ------------

          The Company applies Statement of Financial Accounting Standard
          (SFAS) No. 109, "Accounting For Income Taxes," which requires the asset and liability method of accounting for income taxes. The asset and liability method requires that the current or deferred tax consequences of all events recognized in the financial statements are measured by applying the provisions of enacted tax laws to determine the amount of taxes payable or refundable currently or in future years. (See Note C below).


          Net Loss Per Common Share
          -------------------------

          Net loss per common share is based on the weighted average number of shares outstanding.

          Revenue Recognition
          -------------------

          The Company recognizes revenue when earned, which is when products or services are rendered to the customer. No revenue has been recognized through December 31, 2002.

                                     6
                          Campuslive Incorporated
                       [A Development Stage Company]
                       Notes to Financial Statements
                             December 31, 2002

NOTE A    Summary of Significant Accounting Policies [continued]
          ------------------------------------------

          Use of Estimates in Preparation of Financial Statements
          -------------------------------------------------------

          The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B    Issuance of Common Shares
          -------------------------
          As part of the Company's organization, 2,500,000 shares of common stock were issued to its founder in exchange for contributed assets and as reimbursement for expenses paid on behalf of the Company. These shares have been valued at approximately $0.02 per share for a total value of $44,500.

          In December, 2001, the Company issued 120,000 shares of common stock as part of a private placement memorandum. These shares were issued at $1.00 per share for cash.

          In early 2002, an additional 60,500 shares of common stock were issued under the private placement memorandum, for cash at $1.00 per share.

NOTE C    Accounting for Income Taxes
          ---------------------------

          No provision has been made in the financial statements for income taxes because the Company has accumulated losses from operations since inception. Any deferred tax benefit arising from the operating loss carried forward is offset entirely by a valuation allowance since it is currently not likely that the Company will be sufficiently profitable in the near future to take advantage of the losses.

          Deferred tax assets                   Balance       Tax      Rate
          -----------------------------------------------------------------
          Federal Loss carryforward
          (expires through 2022)              $261,350   $39,203       15%

          Valuation allowance                            (39,203)
                                                         --------
          Deferred tax asset                             $     0
                                                         ========
          The allowance has increased $32,660 from $6,543 as of December
          31, 2001.

                                     7

                          Campuslive Incorporated
                       [A Development Stage Company]
                       Notes to Financial Statements
                             December 31, 2002

NOTE D    Liquidity
          ---------

          The Company has accumulated losses since inception totaling $261,350, and has no operations through December 31, 2002. Financing for the Company's limited activities to date has been provided primarily by the issuance of stock and by advances from related parties(see NOTE E). The Company's ability to achieve a level of profitable operations and/or additional financing impacts the Company's ability to continue as it is presently organized. Management continues to develop its planned principal operations. Should management be unsuccessful in its operating activities, the Company may experience material adverse effects.

NOTE E    Related Party Transactions
          --------------------------

          A stockholder has purchased assets or paid expenses on behalf of the Company either personally or through other companies within his control. The Company has settled some of these obligations through the issuance of common stock as described in Note B. The Company has recorded a loan payable as of December 31, 2002, at $175,000. This loan is unsecured, non-interest bearing, and is payable on demand.

NOTE F    Property & Equipment
          --------------------

          The Company currently has one class of assets as follows:

          Asset Class                   Cost     Depreciation   Method/Life
          -----------------------------------------------------------------
          Electronic equipment      $    19,500  $    5,850      SL/5 years
          Intellectual property     $   250,000  $  125,000      SL/3 years

          Depreciation and amortization expense was $87,233 and $43,617 for the years ended December 31, 2002 and 2001.






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